UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2022

Golden Falcon Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39816	85-2738750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

(970) 315-2644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	GFX.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	GFX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GFX WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement

General

As previously announced, on December 6, 2022, Golden Falcon Acquisition Corp., a Delaware corporation (“Golden Falcon”), MNG Havayollari ve Tasimacilik A.S., a joint stock corporation organized under the laws of Turkey (“MNGA”), Merlin HoldCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of MNGA (“HoldCo”), Merlin IntermediateCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“IntermediateCo”), Merlin FinCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“FinCo”), and Merlin Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of IntermediateCo (“Merger Sub”) entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Golden Falcon (the “Merger”), with Golden Falcon continuing as the surviving company after the Merger, as a result of which Golden Falcon will become an indirect, wholly-owned subsidiary of MNGA (the “Proposed Transaction”). Upon closing of the Proposed Transaction, MNGA’s American depositary shares (“MNGA ADSs”) and American depositary warrants (“MNGA AD Warrants”) are expected to be listed on the New York Stock Exchange (the “NYSE”). The principal terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the Proposed Transaction, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Business Combination Agreement

Structure of the Proposed Transaction

(a)	Prior to the Effective Time of the Merger, MNGA will effect a Pre-Closing Reorganization (as defined below) and a Stock Split (as defined below);

(b)

Immediately following the Pre-Closing Reorganization and the Stock Split and at the Effective Time, upon the terms and subject to the conditions of the Business Combination Agreement and in accordance with the Delaware General Corporation Law, Merger Sub will merge with and into Golden Falcon, with Golden Falcon continuing as the surviving company after the Merger, as a result of which, Golden Falcon will become an indirect, wholly-owned subsidiary of MNGA;

(c)	Immediately after the Merger, Golden Falcon, HoldCo, IntermediateCo, FinCo, and MNGA shareholders will effect certain post-merger transactions; and

(d)

At the Effective Time, each share of Class B common stock, par value $0.0001 per share, of Golden Falcon (the “Class B Common Stock”) will be automatically converted into one share of Class A common stock, par value $0.0001 per share, of Golden Falcon (the “Class A Common Stock”) in accordance with the terms of Golden Falcon’s Certificate of Incorporation (such automatic conversion, the “Golden Falcon Class B Conversion”) and, after giving effect to such automatic conversion at the Effective Time, as a result of the Merger, (a) issued and outstanding shares of Class A Common Stock will no longer be outstanding and will automatically be converted into the right of the holder thereof to receive one MNGA ADS (and the ordinary share of MNGA after giving effect to the Stock Split (the “MNGA Ordinary Share”) represented thereby); and (b) each outstanding warrant to purchase one share of Class A Common Stock of Golden Falcon at an exercise price of $11.50 per share (the “Warrant”) will automatically become an MNGA AD Warrant (and the warrant representing the right to acquire one MNGA Ordinary Share (the “MNGA Warrant”) represented thereby) and all rights with respect to shares of Class A Common Stock underlying the Warrants will be automatically converted into rights to purchase MNGA ADSs (and the MNGA Ordinary Shares represented thereby) and thereupon assumed by MNGA.

Merger Consideration

At the Effective Time, each issued and outstanding share of Class A Common Stock (other than any shares of Golden Falcon held in treasury or owned by MNGA, Merger Sub or any wholly-owned subsidiary of MNGA or

Golden Falcon immediately prior to the Effective Time) will be converted automatically into, and the holder of such shares of Class A Common Stock will be entitled to receive, for each share of Class A Common Stock, one MNGA ADS (and the MNGA Ordinary Share represented thereby) after giving effect to the Stock Split.

Pre-closing Reorganization; Stock Split

(a)

Prior to the Effective Time, MNGA will effect the Pre-Closing Reorganization, which includes, among other things, the purchase by IntermediateCo of a certain number of MNGA Ordinary Shares from Mapa Insaat ve Ticaret A.S., a joint stock company organized under the laws of Turkey and MNGA’s Majority Shareholder (“Mapa”), immediately prior to the Effective Time, pursuant to a share purchase agreement, which will allow IntermediateCo to deposit such MNGA Ordinary Shares with the Depositary Bank immediately prior to the Effective Time in connection with the transactions contemplated herein;

(b)

Prior to the Effective Time, MNGA will effect the stock split under which each MNGA Ordinary Share that is issued and outstanding immediately prior to the Effective Time will be split into a number of MNGA Ordinary Shares determined by multiplying each such MNGA Ordinary Share by the Split Factor (the “Stock Split”); and

(c)

Prior to the Effective Time, a portion of the MNGA Ordinary Shares held by Mapa and certain other shareholders of MNGA shall be converted to newly-designated Class A shares of the Company, which shall be entitled to receive dividend payments, the details of which shall be set forth in the applicable amendment to the articles of association of MNGA.

Proxy Statement/Prospectus and Stockholder Meeting

As promptly as practicable, Golden Falcon and MNGA will jointly prepare, and MNGA will file with the SEC a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of the (i) MNGA Ordinary Shares after the Stock Split that constitute the Merger Consideration, and (ii) the MNGA Warrants, which Registration Statement will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Golden Falcon’s stockholders in connection with Golden Falcon’s solicitation of proxies for the vote by its stockholders with respect to the Proposed Transaction and other matters as may be described in the definitive proxy statement, as well as a prospectus relating to the offer and sale of the securities of MNGA to be issued in the Proposed Transaction. The MNGA ADSs and the MNGA Warrants that will represent the MNGA Ordinary Shares and the MNGA Warrants, respectively, will be registered pursuant to a separate registration statement on Form F-6.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of MNGA, Merger Sub and Golden Falcon relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The Business Combination Agreement also contains covenants by MNGA and its subsidiaries to conduct their businesses in the ordinary course and consistent with past practice during the period between the execution of the Business Combination Agreement and consummation of the Proposed Transaction and to refrain from taking certain actions specified in the Business Combination Agreement. MNGA has agreed to customary “no shop” obligations.

Conditions to Closing

Mutual Conditions to Closing

The obligations of the respective parties to the Business Combination Agreement to effect the Merger and the other transactions will be subject to the satisfaction at or prior to the closing or waiver of the following conditions:

(a)	Approval by the required stockholders of Golden Falcon and MNGA of the Business Combination Agreement and the Proposed Transaction.

(b)	Golden Falcon will have at least $5,000,001 of net tangible assets immediately after giving effect to the redemptions of Golden Falcon stockholders upon the closing.

(c)

No provision of any Applicable Legal Requirement prohibiting, enjoining or making illegal the consummation of the Proposed Transaction will be in effect and no temporary, preliminary or permanent restraining order prohibiting, enjoining or making illegal the consummation of the Proposed Transaction will be in effect or will be threatened in writing by a Governmental Entity.

(d)	The MNGA ADSs and MNGA AD Warrants to be issued in connection with the closing will be approved for listing upon the closing on the NYSE, subject only to official notice of issuance thereof.

(e)

The Registration Statement will have become effective in accordance with the provisions of the Securities Act, no stop order will have been issued by the SEC which remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order will have been threatened or initiated by the SEC which remains pending.

(f)	The required regulatory approvals will have been obtained.

Golden Falcon Conditions to Closing

The obligations of MNGA and Merger Sub to consummate, or cause to be consummated, and effect the Merger and the Proposed Transaction will be subject to the satisfaction at or prior to the Closing or waiver of each of the following conditions:

(a)

The Fundamental Representations of Golden Falcon will be true and correct in all material respects, and all other representations and warranties of Golden Falcon (other than the representation that there has not been a GF Material Adverse Effect) will be true and correct, except where the failure of such representations and warranties of Golden Falcon to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a GF Material Adverse Effect, in each case (without giving effect to any limitation as to “materiality” or “GF Material Adverse Effect” or any similar limitation contained in the Business Combination Agreement) on and as of the date of the Business Combination Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); and the representation that there has not been a GF Material Adverse Effect will be true and correct as of the date of the Business Combination Agreement.

(b)

Golden Falcon will have performed or complied with all agreements and covenants required by the Business Combination Agreement to be performed or complied by it on or prior to the Closing Date, in each case in all material respects.

(c)

Golden Falcon will have delivered a certificate, signed by an authorized officer of Golden Falcon and dated as of the Closing Date, certifying as to certain matters set forth in subsections (a) and (b) above to MNGA.

(d)	The Available Cash will be at least thirty million dollars ($30,000,000).

(e)	Golden Falcon will deliver to MNGA the Closing deliverables to be delivered to MNGA on or prior to the Closing.

MNGA and Merger Sub Conditions to Closing

The obligations of Golden Falcon to consummate and effect the Merger and the other transactions will be subject to the satisfaction at or prior to the Closing or waiver of each of the following conditions:

(a)

The Fundamental Representations of MNGA will be true and correct in all material respects and all other representations and warranties of MNGA set forth in the Business Combination Agreement (other than the representation that there has not been a Company Material Adverse Effect) will be true and correct, except where the failure of such representations and warranties of MNGA to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Company Material Adverse Effect, in each case (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation contained in the Business Combination Agreement) on and as of the date of the Business Combination Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); and the representation that there has not been a Company Material Adverse Effect will be true and correct as of the date of the Business Combination Agreement.

(b)

MNGA will have performed or complied with all agreements and covenants required by the Business Combination Agreement to be performed or complied by it at or prior to the Closing Date, in each case, in all material respects.

(c)

No change, event, state of facts, development or occurrence will have occurred since the date of the Business Combination Agreement, that, individually or in the aggregate with all other changes, events, state of facts, developments or occurrences, has had or would reasonably be expected to have a Company Material Adverse Effect that is continuing.

(d)

MNGA will have delivered, or caused to be delivered, a certificate, signed by an executive officer of MNGA and dated as of the Closing Date, certifying as to the matters set forth in subsection (a), (b) and (c) above.

(e)	The Pre-Closing Reorganization will have been completed.

(f)	The Stock Split will have been completed in accordance with the Business Combination Agreement and MNGA’s Organizational Documents.

(g)	MNGA will have delivered, or caused to be delivered, payoff letters and termination agreements to the existing three credit facility agreements with Halkbank A.Ş., duly executed by Halkbank A.Ş.

(h)	MNGA will deliver to Golden Falcon those Closing deliverables set forth in the Business Combination Agreement to be delivered to Golden Falcon on or prior to the Closing.

Closing

The consummation of the Merger (the “Closing”) will take place no later than the third (3rd) Business Day after the satisfaction or waiver of the Closing conditions of the Business Combination Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other time, date and location as MNGA and Golden Falcon agree in writing (the date on which the Closing occurs, the “Closing Date”).

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing:

(a)	by mutual written agreement of Golden Falcon and MNGA at any time;

(b)

by either Golden Falcon or MNGA if (i) the Proposed Transaction shall not have been consummated prior to September 30, 2023, or (ii) if Golden Falcon’s stockholders do not approve Golden Falcon’s extension proposal on December 16, 2022 (the earlier date, the “Outside Date”); provided, however, that the right to terminate the Business Combination Agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Proposed Transaction to occur on or before such date and such action or failure to act constitutes a material breach of the Business Combination Agreement;

(c)

by either Golden Falcon or MNGA if a Governmental Entity will have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, including the Merger, which Order or other action is final and nonappealable;

(d)

by MNGA, upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of Golden Falcon, or if any representation or warranty of Golden Falcon will have become untrue, in either case certain Closing conditions of Golden Falcon would not be satisfied; provided, that, if such breach by Golden Falcon is curable by Golden Falcon prior to the Closing, then MNGA should first provide written notice of such breach and may not terminate the Business Combination Agreement until the earlier of: (i) 30 days after delivery of written notice from MNGA to Golden Falcon of such breach; and (ii) the Outside Date; provided, further, that Golden Falcon continues to exercise reasonable best efforts to cure such breach (it being understood that MNGA may not terminate the Business Combination Agreement if: (A) it will have materially breached the Business Combination Agreement and such breach has not been cured; or (B) such breach by Golden Falcon is cured during such 30-day period such that the applicable conditions set forth in such certain Closing conditions of Golden Falcon will be satisfied);

(e)

by Golden Falcon, upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of MNGA or Merger Sub or if any representation or warranty of MNGA or Merger Sub will have become untrue, in either case such that the conditions set forth in the certain Closing conditions of MNGA would not be satisfied; provided, that, if such breach is curable by MNGA or Merger Sub prior to the Closing, then Golden Falcon must first provide written notice of such breach and may not terminate the Business Combination Agreement until the earlier of: (i) 30 days after delivery of written notice from Golden Falcon to MNGA of such breach; and (ii) the Outside Date; provided, further, that MNGA or Merger Sub, as applicable, continues to exercise reasonable best efforts to cure such breach (it being understood that Golden Falcon may not terminate the Business Combination Agreement if: (A) it will have materially breached the Business Combination Agreement and such breach has not been cured; or (B) such breach by MNGA or Merger Sub, as applicable, is cured during such 30-day period such that the applicable conditions set forth in such certain Closing conditions of MNGA will be satisfied);

(f)

by either Golden Falcon or MNGA, if, at Golden Falcon’s special meeting of stockholders, the GF Transaction Proposals are not duly adopted by Golden Falcon’s stockholders by the requisite vote under the Applicable Legal Requirements and Golden Falcon’s organizational documents;

(g)

by either Golden Falcon or MNGA, if, at the MNGA general assembly meeting (including any adjournments thereof), Company Transaction Proposals set forth in the Shareholders Statement are not duly adopted by MNGA’s shareholders by the requisite vote under any Applicable Legal Requirements and MNGA’s Organizational Documents;

(h)	by MNGA, if there has been a change in Golden Falcon’s board recommendation to vote in favor of the GF Transaction Proposals;

(i)	by MNGA on and after the date that is forty (40) days following the effectiveness of the Registration Statement, if Available Cash is not at least Thirty Million Dollars ($30,000,000);

(j)	by Golden Falcon, if MNGA has not delivered to Golden Falcon, by March 31, 2023, the Required Financial Statements; or

(k)

by MNGA or Golden Falcon, on and after the date that is thirty (30) days following the date in which Golden Falcon receives a notification from the NYSE that MNGA will not be eligible to be listed on the NYSE prior to the Outside Date.

Potential Financing Arrangements

During the period from the signing of the Business Combination Agreement and continuing until the earlier of the termination of the Business Combination Agreement and the Closing, Golden Falcon may execute subscription agreements, forward purchase agreements, non-redemption agreements or backstop agreements (each, a “Potential Financing”) with potential investors in order to satisfy certain Closing conditions. Golden Falcon may execute a Potential Financing without the prior written consent of MNGA if the potential investor agrees to purchase or invest in, for cash or cash equivalents, shares of Class A Common Stock of Golden Falcon at $10.00 per share or MNGA Ordinary Shares at $10.00 per share assuming that the Stock Split has occurred.

Subject to agreement on terms that are satisfactory to MNGA and Golden Falcon, in order to provide certain redemption alternatives in connection with Golden Falcon’s stockholder vote to approve the adoption of the Business Combination Agreement and the Proposed Transactions, MNGA and Golden Falcon intend to make available to Golden Falcon’s stockholders the option to (i) continue to hold their shares of Class A Common Stock, (ii) elect to redeem their shares of Class A Common Stock in accordance with Golden Falcon’s amended and restated certificate of incorporation, as amended, or (iii) convert their shares of Class A Common Stock into a newly issued security to be comprised of a combination of shares of Class A Common Stock and convertible notes. MNGA and Golden Falcon intend for the newly issued security referred to in (iii) to entitle such stockholder to receive a portion of the value of its shares in the form of shares of Class A Common Stock and a portion in the form of registered convertible notes, with both a cash coupon, a conversion premium, and other material terms that will be mutually agreed by MNGA and Golden Falcon to do any activity that could have a material impact, including ordinary business activities over a certain threshold dollar amount.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, the form of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Related Agreements

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Golden Falcon Sponsor Group, LLC (“Sponsor”), Golden Falcon, MNGA and additional holders of shares of Class B Common Stock (such additional holders together with the Sponsor, the “Sponsor Persons”) entered into a Sponsor Support Agreement, pursuant to which, among other things, the Sponsor Persons agreed to (a) support and vote its shares in favor of the Business Combination Agreement and the other Transaction Agreements to which Golden Falcon is or will be a party and the transactions contemplated in the Business Combination Agreement and Transaction Agreements; (b) subject their shares of Class B Common Stock to certain transfer restrictions; and (c) after the Effective Time, for as long as Sponsor (or a Permitted Transferee (as defined in the Sponsor Support Agreement) of Sponsor) holds MNGA AD Warrants, any exercise by Sponsor (or a Permitted Transferee (as defined in the Sponsor Support Agreement) of Sponsor) of such MNGA AD Warrants will only be done on a cash (and not a cashless) basis.

In addition, the Sponsor Persons agreed to subject certain of the MNGA ADSs received by the Sponsor Persons in the Merger to vesting as follows:

(a)

At the Effective Time, all of the Initially Vested ADSs held by the Sponsor Persons (or any of their Permitted Transferees) as of immediately prior to the Effective Time will vest. “Initially Vested ADSs” means that number of MNGA ADSs equal to the (i) total amount of Available Cash less $1,000,000 multiplied by (ii) Twenty-Six Percent (26%), with such product divided by $10.00.

(b)

All remaining MNGA ADSs held by the Sponsor Persons (or any of their Permitted Transferees (as defined in the Sponsor Support Agreement)) that are not Initially Vested ADSs or otherwise vested pursuant to a Liquidity Event as described below (“Unvested ADSs”) will be subject to vesting from time to time upon:

i.

any Transfer (as defined in the Sponsor Support Agreement) by (A) Mapa, (B) any other direct or indirect shareholder of MNGA, other equityholder of MNGA or other beneficial owner of outstanding equity of MNGA as of immediately prior to the Closing or (C) any of their respective affiliates, associates or family members (collectively, “Company Related Persons”), of any MNGA ADSs at a price per MNGA ADS equal to or greater than $10.00 per MNGA ADS (reflecting appropriately the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change occurring on or after the date of the Sponsor Support Agreement); or

ii.

any special dividends paid or otherwise distributed to any Company Related Person that are funded through any capital raise or other financing by MNGA or any of its affiliates (each of clauses (i) and (ii), a “Liquidity Event”);

in each case during the two (2) years following the Closing (the “Vesting Period”). “Vesting Date” means the date on which any Liquidity Event occurs. MNGA shall provide the Sponsor Persons with prompt notice of the occurrence of any Liquidity Event.

(c)

The total number of Unvested ADSs that will vest upon the first and each subsequent Liquidity Event that occurs during the Vesting Period will be equal to (i) the Vesting Percentage (as defined in the Sponsor Support Agreement) multiplied by (ii) an amount equal to (A) the gross proceeds to the Company Related Persons from any such Liquidity Event divided by (B) the per MNGA ADS price of MNGA ADSs as of 4:00 pm Eastern time on the Vesting Date.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Sponsor Support Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Registration Rights and Lock-Up Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, MNGA, the Sponsor and the other parties thereto (together with the Sponsor, the “Holders”) entered into a Registration Rights and Lock-Up Agreement, pursuant to which MNGA agreed, among other things, to file a registration statement to register the resale of certain securities of MNGA held by the Holders and to provide the parties thereto customary demand, shelf and piggy-back rights on secondary offerings, subject to customary cut-back provisions and coordinated offerings. MNGA Ordinary Shares or MNGA ADSs beneficially owned or owned of record by New Holders (as defined therein) will be locked-up for a period of one hundred eighty (180) days from the Closing Date and from the date of the Business Combination through the Closing Date. MNGA Ordinary Shares or MNGA ADSs beneficially owned or owned of record by previous holders of shares of Class B Common Stock will be locked-up for a period ending on the earliest of: (i) one (1) year after the Closing Date or (ii) subsequent to the Closing Date, (A) if the last reported sale price of any MNGA ADSs equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred fifty (150) days after the Closing Date or (B) the date on which MNGA completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Golden Falcon’s stockholders having the right to exchange their MNGA ADSs for cash, securities or other property. The MNGA AD Warrants will be locked-up for a period of thirty (30) days following the Closing Date.

The foregoing description of the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights and Lock-Up Agreement, which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Shareholders Statement

Concurrently with the execution and delivery of the Business Combination Agreement, the shareholders of MNGA executed a Shareholders Statement, pursuant to which, among other things, the shareholders of MNGA agreed to support and vote their shares of MNGA Ordinary Shares in favor of the proposals that the shareholders of MNGA shall be required to approve in connection with the Proposed Transaction.

The foregoing description of the Shareholders Statement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholders Statement, which is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Amended and Restated Warrant Agreement

Immediately prior to the Effective Time, MNGA, Golden Falcon, and the Trustee will enter into an assignment, assumption and amendment agreement pursuant to which Golden Falcon will assign to MNGA all of its rights, interests, and obligations in and under the Warrant Agreement and the terms and conditions of the Warrant Agreement will be amended and restated to, among other things, reflect the assumption of the Warrants by MNGA as set forth in the Business Combination Agreement.

Deposit Agreement

Prior to the Closing, MNGA will cause one or more sponsored American depositary receipt facilities to be established with a reputable bank reasonably acceptable to Golden Falcon (such bank or any successor depositary bank, the “Depositary Bank”) for the purpose of issuing the MNGA ADSs and the MNGA AD Warrants, as applicable, and take necessary actions related thereto, including entering into one or more customary deposit agreements with the Depositary Bank in form and substance reasonably acceptable to Golden Falcon, establishing each ADR Facility, to be effective as of the Effective Time, and filing with the SEC one or more registration statements on Form-6 relating to the registration under the Securities Act of the issuance of the MNGA ADSs and MNGA AD Warrants, as applicable.

Management Agreement

Immediately after Closing, Golden Falcon and MNGA will enter into a management agreement, in the form to be mutually agreed (in good faith) by Golden Falcon and MNGA, pursuant to which Golden Falcon will provide certain services to MNGA in consideration for arm’s length management fees.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, MNGA intends to file a Registration Statement on Form F-4 (the “Form F-4”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Golden Falcon’s common stock in connection with Golden Falcon’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters as may be described in the definitive proxy statement, as well as a prospectus relating to the offer and sale of the securities of MNGA to be issued in the proposed transaction. The definitive proxy statement/prospectus will be sent to all Golden Falcon stockholders as of a record date to be established for voting on the transaction. Golden Falcon also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of Golden Falcon are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Golden Falcon’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Golden Falcon, MNGA and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Golden Falcon and MNGA through the website maintained by the SEC at www.sec.gov.

The documents filed by Golden Falcon with the SEC also may be obtained free of charge at Golden Falcon’s website at www.goldenfalconcorp.com or upon written request to: Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report on Form 8-K and the documents incorporated by reference, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the intention to offer redemption alternatives to Golden Falcon stockholders, the anticipated growth and expansion of MNGA’s business, trends and developments in air cargo industry, MNGA’s addressable market, competitive position, potential market opportunities, expected synergies, anticipated future financial and operating performance and results and the expected management and governance of MNGA, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,”

“forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Golden Falcon and its management, and MNGA and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the proposed transaction; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the proposed transaction; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the proposed transaction on MNGA’s business relationships, performance, and business generally; risks that the proposed transaction disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the merger agreement or the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighboring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s Annual Report on Form 10-K which was filed by Golden Falcon on March 31, 2022 (the “2021 Form 10-K”), and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the Form F-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Golden Falcon and MNGA caution that the foregoing list of factors is not exclusive.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Golden Falcon nor MNGA gives any assurance that either Golden Falcon or MNGA or the combined company will achieve its expected results. Neither Golden Falcon nor MNGA undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

MNGA and Golden Falcon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Golden Falcon’s stockholders with the proposed transaction and the other matters set forth in the proxy statement/prospectus. Information about Golden Falcon’s directors and executive officers is set forth in Golden Falcon’s filings with the SEC, including the 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of December 6, 2022, by and among Golden Falcon Acquisition Corp., MNG Havayollari ve Tasimacilik A.S., Merlin HoldCo, LLC, Merlin IntermediateCo, LLC, Merlin FinCo, LLC and Merlin Merger Sub, Inc.

10.1	Sponsor Support Agreement, dated as of December 6, 2022, by and among Golden Falcon Acquisition Corp., MNG Havayollari ve Tasimacilik A.S., and the Sponsor Parties.

99.1	Registration Rights and Lock-Up Agreement, dated as of December 6, 2022, by and among MNG Havayollari ve Tasimacilik A.S. and the stockholders of Golden Falcon Acquisition Corp. and MNG Havayollari ve Tasimacilik A.S., parties thereto.

99.2	Shareholders Statement, dated as of December 6, 2022, by and among, MNG Havayollarĺ ve Taşĺmacĺlĺk Anonim ŞShareirketi, Merlin HoldCo, LLC, Merlin IntermediateCo, LLC, Merlin FinCo, LLC, Merlin Merger Sub, Inc. and Golden Falcon Acquisition Corp., and the shareholders of MNG Havayollarĺ ve Taşĺmacĺlĺk Anonim ŞShareirketi, party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN FALCON ACQUISITION CORP.

By:	/s/ Makram Azar
Name: Makram Azar Title: Chief Executive Officer

Date: December 12, 2022